                                                                    Exhibit 99.6



                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                586,620.95
           Available Funds:
                     Contract Payments due and received in this period                                     7,740,988.49
                     Contract Payments due in prior period(s) and received in this period                    707,853.31
                     Contract Payments received in this period for next period                               232,114.29
                     Sales, Use and Property Tax, Maintenance, Late Charges                                  188,938.91
                     Prepayment Amounts related to early termination in this period                        1,541,572.61
                     Servicer Advance                                                                        825,419.19
                     Proceeds received from recoveries on previously Defaulted Contracts                           0.00
                     Transfer from Reserve Account                                                             9,452.30
                     Interest earned on Collection Account                                                     8,950.26
                     Interest earned on Affiliated Account                                                     1,564.27
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                      0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                               0.00
                     Amounts paid under insurance policies                                                         0.00
                     Any other amounts                                                                             0.00

                                                                                                         ---------------
           Total Available Funds                                                                          11,843,474.58
           Less: Amounts to be Retained in Collection Account                                                598,228.99
                                                                                                         ---------------
           AMOUNT TO BE DISTRIBUTED                                                                       11,245,245.59
                                                                                                         ===============


           DISTRIBUTION OF FUNDS:

                     1.      To Trustee -  Fees                                                                    0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                             Servicer Advances                                                               707,853.31
                     3.      To Noteholders (For Servicer Report immediately following the
                             Final Additional Closing Date)

                                   a) Class A1 Principal and Interest                                      7,627,881.02
                                   a) Class A2 Principal (distributed after A1 Note matures)
                                      and Interest                                                           133,428.75
                                   a) Class A3 Principal (distributed after A2 Note matures)
                                      and Interest                                                           357,765.00
                                   a) Class A4 Principal (distributed after A3 Note matures)
                                      and Interest                                                           517,178.81
                                   b) Class B Principal and Interest                                         149,298.89
                                   c) Class C Principal and Interest                                         301,229.88
                                   d) Class D Principal and Interest                                         202,972.29
                                   e) Class E Principal and Interest                                         277,545.65

                     4.      To Reserve Account for Requirement per Indenture Agreement
                             Section 3.08                                                                          0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                             Account Distribution
                                   a) Residual Interest (Provided no Restricting or
                                      Amortization Event in effect)                                          259,110.57
                                   b) Residual Principal (Provided no Restricting or
                                      Amortization Event in effect)                                          258,194.50
                                   c) Reserve Account Distribution (Provided no Restricting
                                      or Amortization Event in effect)                                         9,452.30
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                             Earned and Any Other Amounts                                                    199,453.44
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                    243,881.18
                                                                                                         ---------------
           TOTAL FUNDS DISTRIBUTED                                                                        11,245,245.59
                                                                                                         ===============

                                                                                                         ---------------
           End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                                  598,228.99
                                                                                                         ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                        $ 6,443,748.69
            - Add Investment Earnings                                                                          9,452.30
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00
            - Less Distribution to Certificate Account                                                         9,452.30
                                                                                                         ---------------
End of period balance                                                                                    $ 6,443,748.69
                                                                                                         ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                $6,443,748.69
                                                                                                         ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                         Pool A                                                   264,983,014.85
                         Pool B                                                    78,404,176.15
                                                                                  --------------
                                                                                                    343,387,191.00

Class A Overdue Interest, if any                                                            0.00
Class A Monthly Interest - Pool A                                                     819,784.61
Class A Monthly Interest - Pool B                                                     242,560.97

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  5,633,454.36
Class A Monthly Principal - Pool B                                                  1,940,453.64
                                                                                  --------------
                                                                                                      7,573,908.00

Ending Principal Balance of the Class A Notes

                         Pool A                                                   259,349,560.49
                         Pool B                                                    76,463,722.51
                                                                                  --------------
                                                                                                    --------------
                                                                                                    335,813,283.00
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                    Ending Principal
Original Face $378,036,000             Original Face $378,036,000                    Balance Factor
      $ 2.810170                              $ 20.034886                              88.831033%
------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                         Class A1                                                  27,351,191.00
                         Class A2                                                  59,500,000.00
                         Class A3                                                 122,000,000.00
                         Class A4                                                 134,536,000.00

                                                                                  --------------

Class A Monthly Interest                                                                            343,387,191.00
                         Class A1 (Actual Number Days/360)                             53,973.02
                         Class A2                                                     133,428.75
                         Class A3                                                     357,765.00
                         Class A4                                                     517,178.81

                                                                                  --------------

Class A Monthly Principal

                         Class A1                                                   7,573,908.00
                         Class A2                                                           0.00
                         Class A3                                                           0.00
                         Class A4                                                           0.00

                                                                                  --------------
                                                                                                      7,573,908.00

Ending Principal Balance of the Class A Notes

                         Class A1                                                  19,777,283.00
                         Class A2                                                  59,500,000.00
                         Class A3                                                 122,000,000.00
                         Class A4                                                 134,536,000.00

                                                                                  --------------
                                                                                                    --------------
                                                                                                    335,813,283.00

                                                                                                    ==============

Class A1
------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $62,000,000             Original Face $62,000,000                      Balance Factor
      $ 0.870533                            $ 122.159806                               31.898844%
------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes

                                         Pool A                                     4,514,095.52
                                         Pool B                                     1,335,647.64
                                                                                  --------------
                                                                                                      5,849,743.16

         Class B Overdue Interest, if any                                                   0.00
         Class B Monthly Interest - Pool A                                             15,645.10
         Class B Monthly Interest - Pool B                                              4,629.13
         Class B Overdue Principal, if any                                                  0.00
         Class B Monthly Principal - Pool A                                            95,968.23
         Class B Monthly Principal - Pool B                                            33,056.43
                                                                                  --------------
                                                                                                        129,024.66

         Ending Principal Balance of the Class B Notes

                                         Pool A                                     4,418,127.29
                                         Pool B                                     1,302,591.21
                                                                                  --------------
                                                                                                    --------------
                                                                                                      5,720,718.50
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $6,440,000                  Original Face $6,440,000                         Balance Factor
      $ 3.148172                                 $ 20.034885                                  88.831033%
------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes

                                         Pool A                                     9,035,200.51
                                         Pool B                                     2,673,369.29
                                                                                  --------------
                                                                                                     11,708,569.80

         Class C Overdue Interest, if any                                                   0.00
         Class C Monthly Interest - Pool A                                             33,166.72
         Class C Monthly Interest - Pool B                                              9,813.49
         Class C Overdue Principal, if any                                                  0.00
         Class C Monthly Principal - Pool A                                           192,085.48
         Class C Monthly Principal - Pool B                                            66,164.19
                                                                                  --------------
                                                                                                        258,249.67

         Ending Principal Balance of the Class C Notes

                                         Pool A                                     8,843,115.03
                                         Pool B                                     2,607,205.10
                                                                                  --------------
                                                                                                    --------------
                                                                                                     11,450,320.13
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $12,890,000                 Original Face $12,890,000                        Balance Factor
     $ 3.334384                                  $ 20.034885                                   88.831033%
------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

VII.     CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes

                                         Pool A                                     6,021,130.53
                                         Pool B                                     1,781,554.86
                                                                                  --------------
                                                                                                      7,802,685.39

         Class D Overdue Interest, if any                                                   0.00
         Class D Monthly Interest - Pool A                                             23,823.61
         Class D Monthly Interest - Pool B                                              7,049.02
         Class D Overdue Principal, if any                                                  0.00
         Class D Monthly Principal - Pool A                                           128,007.31
         Class D Monthly Principal - Pool B                                            44,092.35
                                                                                  --------------
                                                                                                        172,099.66

         Ending Principal Balance of the Class D Notes

                                         Pool A                                     5,893,123.22
                                         Pool B                                     1,737,462.51
                                                                                  --------------
                                                                                                    --------------
                                                                                                      7,630,585.73
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $8,590,000                  Original Face $8,590,000                         Balance Factor
     $ 3.594020                                  $ 20.034885                                   88.831033%
------------------------------------------------------------------------------------------------------------------


VIII.    CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes

                                         Pool A                                     7,528,165.52
                                         Pool B                                     2,227,462.07
                                                                                  --------------
                                                                                                      9,755,627.59

         Class E Overdue Interest, if any                                                   0.00
         Class E Monthly Interest - Pool A                                             48,130.07
         Class E Monthly Interest - Pool B                                             14,240.91
         Class E Overdue Principal, if any                                                  0.00
         Class E Monthly Principal - Pool A                                           160,046.40
         Class E Monthly Principal - Pool B                                            55,128.27
                                                                                  --------------
                                                                                                        215,174.67

         Ending Principal Balance of the Class E Notes

                                         Pool A                                     7,368,119.12
                                         Pool B                                     2,172,333.80
                                                                                  --------------
                                                                                                    --------------
                                                                                                      9,540,452.92
                                                                                                    ==============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $10,740,000                 Original Face $10,740,000                        Balance Factor
      $ 5.807354                                $ 20.034885                                   88.831033%
------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                                          Pool A                                                    9,033,270.23
                                          Pool B                                                    2,672,798.15
                                                                                                    ------------
                                                                                                                      11,706,068.38

           Residual Interest - Pool A                                                                 234,099.22
           Residual Interest - Pool B                                                                  25,011.35
           Residual Principal - Pool A                                                                192,044.44
           Residual Principal - Pool B                                                                 66,150.06
                                                                                                    ------------
                                                                                                                         258,194.50

           Ending Residual Principal Balance

                                          Pool A                                                    8,841,225.79
                                          Pool B                                                    2,606,648.09
                                                                                                    ------------
                                                                                                                      -------------
                                                                                                                      11,447,873.88

                                                                                                                      =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                             243,881.18
            - Servicer Advances reimbursement                                                                            707,853.31
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            199,453.44
                                                                                                                      -------------
           Total amounts due to Servicer                                                                               1,151,187.93
                                                                                                                      =============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             301,114,877.16

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                                0.00

            Decline in Aggregate Discounted Contract Balance                                                            6,401,606.22

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
               ending of the related Collection Period                                                                294,713,270.94
                                                                                                                      ==============

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                         4,893,520.54

                - Principal portion of Prepayment Amounts                                               1,508,085.68

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                   0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                        0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                                 0.00

                                                                                                        ------------
                                                Total Decline in Aggregate Discounted Contract Balance  6,401,606.22
                                                                                                        ============


POOL B

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                              89,095,008.17

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                                0.00

            Decline in Aggregate Discounted Contract Balance                                                            2,205,044.95

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
               ending of the related Collection Period                                                                 86,889,963.22
                                                                                                                      ==============

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                         2,178,503.75

                - Principal portion of Prepayment Amounts                                                  26,541.20

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                   0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                        0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                                 0.00

                                                                                                        ------------
                                                Total Decline in Aggregate Discounted Contract Balance  2,205,044.95
                                                                                                        ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     381,603,234.16
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

             POOL A                                                                                         Predecessor
                                                                                Discounted     Predecessor  Discounted
             Lease #               Lessee Name                                  Present Value  Lease #      Present Value
             --------------------------------------------------------           -------------  -----------  ---------------
                                   NONE





                                                                                -------------               ---------------
                                                                       Totals:          $0.00                         $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                              $323,844,130.83
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                          NO     X
                                                                                               ----------                   --------

             POOL B                                                                                         Predecessor
                                                                                Discounted     Predecessor  Discounted
             Lease #               Lessee Name                                  Present Value  Lease #      Present Value
             --------------------------------------------------------           -------------  -----------  ---------------
                                   NONE





                                                                                -------------               ---------------
                                                                       Totals:          $0.00                         $0.00


             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
             b) ADCB OF POOL B AT CLOSING DATE                                                              $105,739,115.35
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%


      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                          NO     X
                                                                                               ----------                   --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                       Predecessor
                                                                                Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                      Present Value  Lease #      Present Value
              -------------------------------------------------------           -------------  -----------  ---------------
                               NONE                                                                                   $0.00





                                                                                -------------               ---------------
                                                                    Totals:          $0.00                            $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                             $323,844,130.83
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                                  NO     X
                                                                                       ----------                           --------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                 Predecessor
                                                                                Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                      Present Value  Lease #      Present Value
              -------------------------------------------------------           -------------  ----------------------------
                               None






                                                                                -------------               ---------------
                                                                       Totals:          $0.00                         $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                             $105,739,115.35
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%


            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                                  NO     X
                                                                                       ----------                           --------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 13, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.                   AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
       This Month                                  1,490,758.13                This Month                            381,603,234.16
       1 Month Prior                               2,810,302.32                1 Month Prior                         390,209,885.33
       2 Months Prior                              2,652,883.90                2 Months Prior                        399,458,990.25

       Total                                       6,953,944.35                Total                               1,171,272,109.74

       a) 3 MONTH AVERAGE                          2,317,981.45                b) 3 MONTH AVERAGE                    390,424,036.58

       c) a/b                                              0.59%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                   No        X
                                                                                       -----------------    -----------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                        Yes                   No        X
                                                                                       -----------------    -----------------
       B. An Indenture Event of Default has occurred and is then continuing?        Yes                   No        X
                                                                                       -----------------    -----------------

4.     Has a Servicer Event of Default occurred?                                    Yes                   No        X
                                                                                       -----------------    -----------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                             Yes                   No        X
                                                                                       -----------------    -----------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                     Yes                   No        X
                                                                                       -----------------    -----------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                   No        X
                                                                                       -----------------    -----------------



6.     Aggregate Discounted Contract Balance at Closing Date                    Balance $ 429,583,246.18
                                                                                       -----------------

       DELINQUENT LEASE SUMMARY

                 Days Past Due                  Current Pool Balance                    # Leases
                 -------------                  --------------------                    --------
                       31 - 60                          8,326,407.92                          35
                       61 - 90                          4,824,451.72                          14
                      91 - 180                          1,490,758.13                          17

       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization